UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2011

PRESTIGE BRANDS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32433	20-1297589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 North Broadway, Irvington, New York 10533
(Address of principal executive offices, including Zip Code)

(914) 524-6810
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 12, 2011, Prestige Brands Holdings, Inc. (the ''Registrant'') announced financial results for the fiscal quarter and year ended March 31, 2011. A copy of the press release announcing the Registrant's earnings results for the fiscal quarter and year ended March 31, 2011 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be ''filed'' for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 7.01. Regulation FD Disclosure.

The information set forth in Item 2.02 above is incorporated by reference as if fully set forth herein.

Item 9.01 Financial Statements and Exhibits.

(a)	Exhibits.

See Exhibit Index immediately following the signature page.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2011	PRESTIGE BRANDS HOLDINGS, INC.

	By:	/s/ Ronald M. Lombardi
Name: Ronald M. Lombardi
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated May 12, 2011 announcing the Registrant's financial results for the fiscal quarter and year ended March 31, 2011 (furnished only).
99.2	Investor Relations Slideshow in use beginning May 12, 2011 (furnished only).